EXHIBIT 99.1

WaMu Mortgage Pass-Through Certificates
Series 2005-AR13Marketing Materials

MTA Indexed Option ARMS

$[2,708,481,000] (Approximate, Subject to
+/- 10% Variance)

WaMu Asset AcceptanceCorp.
Depositor

Washington Mutual Bank
Servicer

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Preliminary Term Sheet	Date Prepared: September [26], 2005

WaMu Mortgage Pass-Through Certificates, Series 2005-AR13
$[2,708,481,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates
Adjustable Rate Residential Mortgage Loans

Class (1)	Principal Amount (Approx.) (1)	WAL (Yrs) ToCall/Mat (2)	Pmt Window (Mths) To Call/Mat (2)	Interest Rate Type	Tranche Type	Expected Ratings
A-1A	$ 1,625,088,000	2.99 / 3.26	1-97 / 1-479	Variable (3)	Senior	AAA/Aaa
A-1B1	$ 112,666,000	1.50 / 1.50	1-44 / 1-44	Variable (3)	Senior Mezz	AAA/Aaa
A-1B2	$ 54,030,000	6.10 / 6.92	44-97 / 44-479	Variable (3)	Senior Mezz	AAA/Aaa
A-1B3	$ 375,000,000	2.99 / 3.26	1-97 / 1-479	Variable (3)	Senior Mezz	AAA/Aaa
A-1C1	$ 160,375,000	0.82 / 0.82	1-21 / 1-21	Variable (3)	Senior Mezz	AAA/Aaa
A-1C2	$ 104,363,000	2.55 / 2.55	21-44 / 21-44	Variable (3)	Senior Mezz	AAA/Aaa
A-1C3	$ 126,959,000	6.10 / 6.92	44-97 / 44-479	Variable (3)	Senior Mezz	AAA/Aaa
A-1C4	$ 150,000,000	2.99 / 3.26	1-97 / 1-479	Variable (3)	Senior Mezz	AAA/Aaa
R	$ 100.00	Not Offered Hereby			Senior/Residual	AAA/Aaa
X (4)	$ 3,001,087,319	Not Offered Hereby		Variable (4)	Senior IO/PO	AAA/Aaa
B-1	$ 115,542,000	Not Offered Hereby		Variable (5)	Subordinate	AA/Aa
B-2	$ 54,020,000			Variable (5)	Subordinate	A/A
B-3	$ 36,013,000			Variable (5)	Subordinate	BBB/Baa
B-4	$ 36,013,000	Privately Offered Certificates			Subordinate	BB/Ba
B-5	$ 30,011,000				Subordinate	B/NR
B-6	$ 21,007,219				Subordinate	NR/NR
Total:	$[3,001,087,319]

(1)     Distributions on the Class A-1A, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1C1, Class A-1C2, Class A-1C3, Class A-1C4,Class X, Class R and Subordinate Certificates will be derived primarily from a pool of adjustable-rate mortgage loans (the “Mortgage Loans”).   Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)     WAL and Payment Windows for the Class A-1A, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1C1, Class A-1C2, Class A-1C3 and Class A-1C4 Certificates areshown to the Optional Call Date (as defined herein) and to Maturity.

(3)     On each Distribution Date (as defined herein), the certificate interest rate for the Class A-1A, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1C1, Class A-1C2, Class A-1C3 and Class A-1C4 Certificates will be equal to the least of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call Date), (ii) the related Net WAC Cap (as defined herein) and (iii) [10.50]%.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

(4)     The Class X Certificates will consist of one interest only component (the “Class X IO Component”) and one principal only component (the “Class X PO Component”).  The Class X IO Component will have a notional balance equal to the aggregate principal balance of the Mortgage Loans.   The Class X Certificates will accrue interest on its notional balance on each Distribution Date at a certificate interest rate equal to the excess, if any, of the (i) weighted average Net Mortgage Rate of the Mortgage Loans for such Distribution Date over (ii) the product of (a) the weighted average of the annual certificate interest rates of the Certificates excluding the Class X IO Component but including the Class X PO Component, adjusting for certificate interest rates on the Class A and SubordinateCertificates for an Interest Accrual Period (as defined herein) based on a year consisting of twelve thirty-day months and (b) a fraction, the numerator of which is the aggregate certificate principal balance of the Certificates, excluding the principal balance of the Class X PO Component, immediately prior to such Distribution Date and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.   The Class X PO Componentwill have an initial principal balance equal to zero which principal balance will be increased to the extent of any Net Deferred Interest from the Mortgage Loans allocated to the Class X PO Component, as described herein.

(5)     For each Distribution Date, the certificate interest rate for the Class B-1, Class B-2 and Class B-3 Certificates will be equal to the lesser of (i) One-Month LIBOR plus the related margin (in each case, which margin will be multiplied by 1.5 after the first possible Optional Call Date) and (ii) the related Net WAC Cap.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Transaction Summary:

Depositor:  WaMu Asset Acceptance Corp. (“WAAC”)

Servicer:  Washington Mutual Bank (“WMB”).

Lead Manager:  WaMu Capital Corp.

Co-Manager:  Greenwich Capital Markets Inc.

Trustee:  Deutsche Bank National Trust Company

Rating Agencies:  It is anticipated that the Senior Certificates will berated by [Moody’sand Standard & Poor’s] and assigned the credit ratings described on page 2 of this Preliminary Term Sheet.

Cut-off Date:  September [1], 2005

Expected Pricing Date:  On or about September [27],2005.

Closing Date:  On or about October [25], 2005.

Distribution Date:  The 25th of each month (or if such day is not a business day, the next succeeding business day), commencing in [November] 2005.

Servicing Fee:  [0.375]% per annum of the principal balance of eachMortgage Loans.

Certificates:  The “Senior Certificates” will consist of the Class A-1A, Class A-1B1, Class A-1B2, Class A-1B3, Class A-1C1, Class A-1C2,Class A-1C3 andClass A-1C4Certificates (the “Class A Certificates”) and the Class X and Class R Certificates.  The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.”  The Class A Certificates are being offered hereinand are referred to herein as the “Offered Certificates”).

Registration:  The Offered Certificates will be made available in book-entry form through DTC.  It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:  It is anticipated that the Offered Certificates will be treated as REMIC regular interests for federal tax income purposes.  The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Accrued Interest:  The price to be paid by investors for the Class A and Subordinate Certificates will not include accrued interest (settling flat).  The price to be paid by investors for the Class X Certificates will include [24] days of accrued interest.

Interest Accrual Period:  The interest accrual period for the Class A Certificatesand Subordinate Certificates for a given Distribution Date will be the period beginning on the 25thday of the month immediately preceding the month during whichsuch Distribution Date occurs (or, in the case of the first Distribution Date, the Closing Date) and ending on the 24thday of the month during which such Distribution Date occurs (on an actual/360 basis).   The interest accrual period for the Class X Certificates will be on the calendar month prior to such Distribution Date (on a 30/360 basis).

ERISA Eligibility:  The Offered Certificates are expected to be ERISA eligible.  Prospective investors should review with their legal advisors whether the purchase and holding of the OfferedCertificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws.  The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:  The Class A, Class B-1and Class X Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.The Class B-2, Class B-3, Class B-4, Class B-5,and Class B-6Certificates will notconstitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:  The terms of the transaction allow for a termination of the Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Pricing Prepayment Speed:  The Offered Certificates will be priced to a prepayment speed of [25]% CPR.

Compensating Interest:  Compensating interest paid by the Servicer with respect to the Mortgage Loans will equal the least of (a) any shortfall for the previous month in interest collections resulting from the timing of payoffs on the Mortgage Loansmade from the 15thday of the calendar month before the Distribution Date to the last day of such month, (b) the sum of 1/12 of 0.050% of the aggregate Stated Principal Balance of the Mortgage Loans, any reinvestment income realized by the Servicer relating to payoffs on the Mortgage Loans made during the prepayment period, and interest payments on the payoffs received during the period of the 1stday through the 14thday of the month of the Distribution Date, as applicable and (c) 1/12 of 0.125% of the aggregate Stated Principal Balance of the Mortgage Loans.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Mortgage Loans:  As of [September] 1, 2005, the aggregate principal balance of the mortgage loans described herein is anticipated to be approximately $[3,001,087,319] (the “Mortgage Loans”).   The Mortgage Loans consist of conventional, adjustable rate, first lien residential mortgage loans with original terms to maturity of not more than 15, 30 or 40 years.  All the Mortgage Loans accrue interest at a mortgage rate which adjusts monthly (after an initial fixed rate period of 1, 2, 3 or 6 months) based upon an Index rate of the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year (the “MTA”). After the initial fixed interest rate period, the interest rate for each Mortgage Loan will adjust monthly to equal the sum of the related Index and the gross margin.  As of the Cut-off Date, none of the Mortgage Loans were still in their fixed rate period. None of the Mortgage Loans are subject to a periodic rate adjustment cap.  All of the Mortgage Loans are subject to a maximum mortgage rate.

For all of the Mortgage Loans, the Minimum Monthly Payment is set at origination and, after an initial fixed rate period of 1, 2, 3 or 6 months, is adjusted onapproximately the same date annually thereafter, subject to the limitations set forth below, to an amount which will fully amortize the Mortgage Loan at the then current mortgage interest rate in equal monthly installments over its remaining term to maturity (the “Minimum Monthly Payment”).  This adjustment is subject to the conditions that (i) the amount of the Minimum Monthly Payment will not increase or decrease by an amount that is more than 7.50% of the current Minimum Monthly Payment, (ii) as of the fifth anniversary of the first due date and on the same day every five years thereafter, the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 125%) of the original principal balance due to deferred interest (the “Negative Amortization Limit”), the Minimum Monthly Payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, “Deferred Interest”).  The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.

Some of the Mortgage Loans were secured by more than one property at origination.  The applicable loan-to-value ratio for those loans at origination was computed taking into account the value of all of the properties securing the loan.  Before any of these loans were included in the mortgage pool, the lien or liens on the additional properties securing the loan were released, and there was a partial prepayment of the original mortgage loan principal balance.  The loan-to-value ratios in the prospectus will reflect for each of these Mortgage Loans the release of those additional lien or liens and the partial principal prepayment.  Accordingly, for each of these Mortgage Loans, the loan-to-value ratio is based upon the remaining outstanding principal balance as of the Cut-Off Date and upon the appraised value at origination of the remaining single property securing the loan.  It is anticipated that less than [__]% of the pool will be comprised of these loans.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

On the Closing Date, the aggregate principal balance of the mortgage loans as of the Cut-off Date is expected to be approximately [$3,001,087,319], subject to an increase or decrease of up to 10%.  It is expected that the characteristics of the Mortgage Loans on the closing date will be substantially similar to the characteristics of the Mortgage Loans described herein.  The initial principal balance of any of the Offered Certificates on the Closing Date is subject to an increase or decrease of up to 10% from the amounts shown herein.

Credit Enhancement:  Senior/subordinate, shifting interest structure.  The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Class A Certificateswill consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [9.75]% total subordination.

Shifting Interest:  Until the first Distribution Date occurring after [October]2015, the Subordinate Certificates will be locked out from receipt of prepayments in full on a Mortgage Loan (each, a “Payoffs”) and partial prepayments on a Mortgage Loan, including any amounts in excess of the Minimum Monthly Payment (each, a “Curtailments”) (net of Deferred Interest) (unless theClass A and the Class X PO Component are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below).  After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal payments (net of Deferred Interest).

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
November 2005 – October 2015	0% Pro Rata Share
November 2015 – October 2016	30% Pro Rata Share
November 2016 – October 2017	40% Pro Rata Share
November 2017 – October 2018	60% Pro Rata Share
November 2018 – October 2019	80% Pro Rata Share
November 2019 and after	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles from the initial credit enhancement, Payoffs and Curtailments (net of Deferred Interest) will be paid to the Class A Certificates,the Class X PO Component and the Subordinate Certificates (subject to the performance triggers described in the prospectus supplement).  However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in November2008, the Subordinate Certificates will be entitled to 50% of their pro rata share of Payoffs and Curtailments (net of Deferred Interest) or (ii) on or after the Distribution Date in November2008, the Subordinate Certificates will be entitled to 100% of their pro rata share of Payoffs and Curtailments (net of Deferred Interest).

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

In the event the current aggregate principal balance of the Class ACertificates and the Class X PO Component, divided by the aggregate principal balance of the Class ACertificates, the Class X PO Component, and theSubordinate Certificates (the “Senior Percentage”)exceeds the applicable initial Senior Percentage as of the Closing Date, the Class A Certificates andthe Class X PO Componentwill receive all Payoffs and Curtailments(net of Deferred Interest) for the Mortgage Loans.

Net Mortgage Rate:  The “Net Mortgage Rate”with respect to each Mortgage Loan is equal to the mortgage rate less the servicing fee rate.

Net WAC Cap:  The “Net WAC Cap” for the Class A and Subordinate Certificates is equal to the weighted average of the Net Mortgage Rates of the related Mortgage Loans, adjusted on an actual/360 basis.

Carryover Shortfall Amount:  If on any Distribution Date, one month LIBOR plus the related margin for the Class A  or Subordinate Certificates is greater than the applicable Net WAC Cap, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the lesser of one month LIBOR plus the related margin for such Class and [10.50]% (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related certificate rate and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the certificate interest rate for such Class without giving effect to the related Net WAC Cap) (together, the “Carryover Shortfall Amount”).  The Carryover Shortfall Amount for the Class A Certificates will be paid, pro rata, first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates).  The Carryover Shortfall Amount for the Subordinate Certificates will be paid sequentially to the Class B1 through Class B6 Certificates, in order of seniority, from interest otherwise distributable to the Class X Certificates (after the reduction due to Net Deferred Interest allocable to the Class X Certificates and after such Carryover Shortfall payments to the Class A Certificates).

Adjusted CapRate:  The “Adjusted Cap Rate” for any Distribution Date and any class of Class Aand SubordinateCertificatesequals (x) the Net WAC Cap less (y) a per annum rate equal to: (i) the product of (a) the Net Deferred Interest and (b) 12, divided by (ii) the aggregate principal balance of the Mortgage Loans as of the first day of the month prior to such Distribution Date.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Deferred Interest:  The Mortgage Loans may experience negative amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan.  Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan (“Deferred Interest”).

Net Deferred Interest:  For the Mortgage Loans the “Net Deferred Interest” is the greater of (a) the excess of Deferred Interest over Payoffs and Curtailments, in each case for the related Mortgage Loans, and (b) zero. The amount of current interest on the Certificates will be reduced by the related Net Deferred Interest, if any, to the extent of the amount of current accrued interest distributable on such Certificate(s) and such reduction in current interest distributable to such Certificate(s) will be added to the principal balance of the related Certificate(s) as described below.

For any Distribution Date, Net Deferred Interest will first be allocated against interest otherwise distributable to the Class X Certificates and then will be allocated among the Certificates in proportion to the excess, if any, for each such class of (i) the current interest accrued at the applicable certificate interest rate for such class, over (ii) the amount of current interest that would have accrued had the certificate interest rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date.

Yield Maintenance Agreement:  On the Closing Date, the Trustee will enter into a “Yield Maintenance Agreement”, or “YMA”, with the counterparty (the “Counterparty”) for the benefit of each of the Class A Certificates.   The notional balance of the Yield Maintenance Agreement and the strike rates are in the tables below.  The payment pursuant to the YMA will be based on the lesser of the YMA scheduled notional balance and the actual aggregate principal balance of the Class A Certificates.   The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month LIBOR equals or exceeds [10.21%].   The Yield Maintenance Agreement will terminate after the Distribution Date in [June 2014].   Any payments received from the YMA will be used to pay Carryover Shortfall Amounts on the Class A Certificates, pro rata.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Yield Maintenance Agreement Schedule and Strike Rates
Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)	Period	Notional Bal ($)	Cap Strike (%)
1	N/A	N/A	28	1,495,454,621	8.80698	55	816,779,018	9.11713	82	418,506,279	8.80691
2	2,640,702,680	9.11719	29	1,461,690,951	9.44885	56	796,870,764	8.80690	83	408,225,798	8.80691
3	2,585,513,949	8.80696	30	1,428,576,829	8.80699	57	777,442,819	9.11713	84	398,194,551	9.11714
4	2,531,405,533	8.80696	31	1,396,088,549	9.11722	58	758,483,670	8.80690	85	388,406,546	8.80691
5	2,478,332,774	9.80413	32	1,364,175,264	8.80699	59	739,982,078	8.80690	86	378,855,933	9.11714
6	2,426,276,652	8.80696	33	1,332,811,633	9.11722	60	721,927,072	9.11713	87	369,537,003	8.80691
7	2,375,200,434	9.11719	34	1,301,964,988	8.80699	61	704,307,946	8.80690	88	360,444,183	8.80691
8	2,325,028,716	8.80696	35	1,271,668,696	8.80699	62	687,114,246	9.11713	89	351,572,033	9.80408
9	2,275,726,048	9.11719	36	1,241,912,121	9.11722	63	670,335,769	8.80690	90	342,915,244	8.80691
10	2,227,292,395	8.80696	37	1,212,733,000	8.80699	64	653,962,555	8.80690	91	334,468,633	9.11714
11	2,179,718,791	8.80697	38	1,184,130,744	9.11722	65	637,984,884	9.80407	92	326,227,142	8.80691
12	2,133,014,199	9.11720	39	1,161,601,250	8.80699	66	622,393,265	8.80690	93	318,185,835	9.11714
13	2,087,207,192	8.80697	40	1,139,417,873	8.80698	67	607,178,437	9.11713	94	310,339,891	8.80691
14	2,042,299,662	9.11720	41	1,117,603,061	9.80415	68	592,331,357	8.80690	95	302,684,607	8.80691
15	1,998,271,699	8.80697	42	1,096,126,543	8.80697	69	577,843,200	9.11713	96	295,215,392	9.11714
16	1,955,107,459	8.80697	43	1,074,731,413	9.11719	70	563,705,351	8.80690	97	287,927,764	8.80691
17	1,912,771,050	9.80415	44	1,053,612,854	8.80695	71	549,909,402	8.80690	98	280,817,350	9.11714
18	1,871,247,246	8.80697	45	1,032,503,016	9.11718	72	536,447,145	9.11713	99	273,879,881	8.80691
19	1,830,506,546	9.11720	46	1,011,311,152	8.80696	73	523,310,568	8.80690	100	267,111,189	8.80692
20	1,790,488,258	8.80697	47	989,736,487	8.80694	74	510,491,851	9.11714	101	260,507,208	9.80409
21	1,751,163,911	9.11721	48	967,848,307	9.11715	75	497,983,359	8.80691	102	254,063,967	8.80692
22	1,712,533,580	8.80698	49	945,416,451	8.80691	76	485,777,643	8.80691	103	247,777,592	9.11715
23	1,674,590,138	8.80698	50	923,490,259	9.11712	77	473,867,428	9.44876	104	241,644,301	8.80692
24	1,637,340,915	9.11722	51	901,329,049	8.80690	78	462,245,617	8.80691	105	0	0
25	1,600,809,047	8.80698	52	879,505,033	8.80690	79	450,905,280	9.11714
26	1,564,996,158	9.11722	53	858,083,922	9.80407	80	439,839,653	8.80691
27	1,529,880,027	8.80698	54	837,179,376	8.80690	81	429,042,134	9.11714

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

Allocation of Realized Losses:  Any realized losses on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second, any realized losses remaining on the Mortgage Loans to the Class A Certificates and the Class X PO Component, on a pro-rata basis,until the related class principal balance or component principal balance has been reduced to zero, provided however,that the Class A Certificates allocation of realized losses will be allocated in the manner below:

Sequentially to:

a.                 Class A-1C1, Class A-1C2,Class A-1C3 and Class A-1C4Certificates pro ratauntil their respective certificate principal balances arereduced to zero,

b.                 Class A-1B1, Class A-1B2 and Class A-1B3Certificates pro ratauntil their respective certificate principal balances thereof arereduced to zero,

c.                 Class A-1A Certificates until its certificate principal balance is reduced to zero.

Certificates Priority of

Distributions:  Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)                Senior Certificates, accrued and unpaid interest, pro rata, at the related certificate interest rate, provided, however, that any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below(after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

2)                Class R Certificates, as principal, until the principal balance of such class has been reduced to zero;

3)                Class A Certificates, principal, concurrently:

(i) to the Class A-1A Certificates, principal until its certificate principal balance is reduced to zero;

(ii) to the Class A-1B1 and Class A-1B2Certificates, sequentially, in that order,principal until their respective certificate principal balances are reduced to zero;

(iii) to the Class A-1B3 Certificates, principal until its certificate principal balance is reduced to zero;

(iv) to the Class A-1C1,Class A-1C2 and Class A-1C3Certificates, sequentially, in that order, principal until their respective certificate principal balances are reduced to zero; and

(v) to the Class A-1C4Certificates, principal until its certificate principal balance is reduced to zero.

4)                Class X PO Component, principaluntil its componentprincipal balance is reduced to zero.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

This information has been prepared and furnished to you by WaMu Capital Corp.  The Issuer of the securities did not participate in the preparation of this information and the issuer has not independently verified the accuracy or completeness of this information.  WaMu Capital Corp. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

The information contained herein is preliminary and subject to change and supersedes information contained in any prior term sheet for this transaction.  This preliminary term sheet does not contain all of the information required to be included in the final prospectus supplement.

Prospective investors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission’s website.

Although a registration statement (including the base prospectus) relating to the securities has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with Securities and Exchange Commission.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMuCapital Corp. trading desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

5)                Class ACertificates, to pay the Carryover Shortfall Amount (after giving effect to payments received under the YMA), if any, to the extent of interest distributable to the Class X Certificates;

6)                Class B-1 Certificates, accrued and unpaid interest at the Class B-1 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

7)                Class B-1 Certificates, principal allocable to such Class;

8)                Class B-2 Certificates, accrued and unpaid interest at the Class B-2 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

9)                Class B-2 Certificates, principal allocable to such Class;

10)             Class B-3 Certificates, accrued and unpaid interest at the Class B-3 certificate interest rate.  Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

11)             Class B-3 Certificates, principal allocable to such Class;

12)             Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related certificate interest rate.   Any interest otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount (after giving effect to any Net Deferred Interest amount allocated to the Class X IO Component);

13)             Class B-4, Class B-5 and Class B-6 Certificates, principal allocable to such Classes; and

14)             Class R Certificate, any remaining amount.

Available funds from the Mortgage Loans remaining after giving effect to the distributions above, if any, will be allocated the Class R Certificates.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) have been prepared and furnished to you by WaMu Capital Corp.  The issuer of the securities did not participate in the preparation of these Computational Materials and the issuer has not independently verified their accuracy or completeness.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected therein.  As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context, nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither WaMu Capital Corp.nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Prospectiveinvestors in the securities should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission because they contain important information.  Such documents may be obtained without charge at the Securities and Exchange Commission’s website.  Although a registration statement (including the Base Prospectus) relating to the securities discussed in this communication has been filed with Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission.  The Computational Materials do not include all of the information required to be included in the final prospectus supplement.  Once available, a final prospectus and prospectus supplement may be obtained without charge by contacting the WaMu Capital Corp. Trading Desk at 206-554-2420, or by contacting Washington Mutual Mortgage Securities Corp. at 847-548-6500.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities, discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.

Please be advised that the securities herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

Tables

Class A-1Ato Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40%CPR
100-00	4.155	4.155	4.155	4.155	4.155
WAL (yr)	6.30	5.12	2.99	2.40	1.67
MDUR (yr)	5.15	4.32	2.69	2.20	1.57
First PrinPay	1	1	1	1	1
Last PrinPay	191	159	97	79	57

Class A-1Ato Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.165	4.168	4.173	4.174	4.174
WAL (yr)	6.71	5.51	3.26	2.62	1.81
MDUR (yr)	5.34	4.52	2.86	2.35	1.68
First PrinPay	1	1	1	1	1
Last PrinPay	479	479	479	479	479

Class A-1B1to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.135	4.135	4.135	4.135	4.135
WAL (yr)	3.37	2.67	1.50	1.21	0.85
MDUR (yr)	3.05	2.46	1.43	1.16	0.82
First PrinPay	1	1	1	1	1
Last PrinPay	93	76	44	34	24

Class A-1B1to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.135	4.135	4.135	4.135	4.135
WAL (yr)	3.37	2.67	1.50	1.21	0.85
MDUR (yr)	3.05	2.46	1.43	1.16	0.82
First PrinPay	1	1	1	1	1
Last PrinPay	93	76	44	34	24

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

Tables

Class A-1B2 to Optional Call Date
Par Price	12% CPR	15%CPR	25% CPR	30% CPR	40% CPR
100-00	4.298	4.298	4.298	4.298	4.298
WAL (yr)	12.40	10.21	6.10	4.90	3.40
MDUR (yr)	9.45	8.14	5.30	4.37	3.12
First PrinPay	93	76	44	34	24
Last PrinPay	191	159	97	79	57

Class A-1B2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.322	4.327	4.336	4.339	4.338
WAL (yr)	13.67	11.42	6.92	5.57	3.82
MDUR (yr)	10.01	8.72	5.81	4.82	3.45
First PrinPay	93	76	44	34	24
Last PrinPay	479	479	479	479	479

Class A-1B3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.237	4.237	4.237	4.237	4.237
WAL (yr)	6.30	5.12	2.99	2.40	1.67
MDUR (yr)	5.13	4.31	2.68	2.20	1.57
First PrinPay	1	1	1	1	1
Last PrinPay	191	159	97	79	57

Class A-1B3 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.249	4.253	4.259	4.260	4.260
WAL (yr)	6.71	5.51	3.26	2.62	1.81
MDUR (yr)	5.31	4.50	2.85	2.35	1.68
First PrinPay	1	1	1	1	1
Last PrinPay	479	479	479	479	479

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

Tables

Class A-1C1to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.054	4.054	4.054	4.054	4.054
WAL (yr)	1.88	1.46	0.82	0.66	0.47
MDUR (yr)	1.78	1.40	0.80	0.65	0.46
First PrinPay	1	1	1	1	1
Last PrinPay	48	37	21	17	12

Class A-1C1to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.054	4.054	4.054	4.054	4.054
WAL (yr)	1.88	1.46	0.82	0.66	0.47
MDUR (yr)	1.78	1.40	0.80	0.65	0.46
First PrinPay	1	1	1	1	1
Last PrinPay	48	37	21	17	12

Class A-1C2 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.278	4.278	4.278	4.278	4.278
WAL (yr)	5.66	4.53	2.55	2.04	1.43
MDUR (yr)	4.98	4.08	2.39	1.94	1.37
First PrinPay	48	37	21	17	12
Last PrinPay	93	76	44	34	24

Class A-1C2 to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.278	4.278	4.278	4.278	4.278
WAL (yr)	5.66	4.53	2.55	2.04	1.43
MDUR (yr)	4.98	4.08	2.39	1.94	1.37
First PrinPay	48	37	21	17	12
Last PrinPay	93	76	44	34	24

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

Tables

Class A-1C3 to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.369	4.369	4.369	4.369	4.369
WAL (yr)	12.40	10.21	6.10	4.90	3.40
MDUR (yr)	9.41	8.10	5.28	4.36	3.12
First PrinPay	93	76	44	34	24
Last PrinPay	191	159	97	79	57

Class A-1C3to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.397	4.402	4.413	4.416	4.416
WAL (yr)	13.67	11.42	6.92	5.57	3.82
MDUR (yr)	9.96	8.69	5.79	4.81	3.44
First PrinPay	93	76	44	34	24
Last PrinPay	479	479	479	479	479

Class A-1C4to Optional Call Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.298	4.298	4.298	4.298	4.298
WAL (yr)	6.30	5.12	2.99	2.40	1.67
MDUR (yr)	5.11	4.30	2.68	2.20	1.57
First PrinPay	1	1	1	1	1
Last PrinPay	191	159	97	79	57

Class A-1C4to Maturity Date
Par Price	12% CPR	15% CPR	25% CPR	30% CPR	40% CPR
100-00	4.312	4.316	4.323	4.325	4.325
WAL (yr)	6.71	5.51	3.26	2.62	1.81
MDUR (yr)	5.30	4.49	2.85	2.35	1.67
First PrinPay	1	1	1	1	1
Last PrinPay	479	479	479	479	479

 WaMu Capital Corp.
A Washington Mutual, Inc. Company

Effective Net WAC Cap(1)(2)

The Effective Net WAC Cap for the Class A Certificates will be equal to approximately [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

(1)        Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

(2)        Assumes proceeds from the related Yield Maintenance Agreement are included.

 WaMu Capital Corp.
A Washington Mutual, Inc. Company